Navient FFELP Student Loan Repayment Data Package October 7, 2015 Exhibit 99.1

© 2015 Navient Solutions, Inc. All rights reserved.

Forward-Looking Statements
The following information is current as of October 7, 2015 (unless otherwise noted). This presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in Navient Corporation’s (“Navient”) Annual Report on Form 10-K for the year ended December 31, 2014, filed with the Securities and
Exchange Commission (“SEC”) and subsequent filings with the SEC;  increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the company is a party; credit risk associated with the company’s exposure to third parties, including counterparties to the company’s derivative transactions; risks inherent in the government contracting environment, including the possible loss of government contracts and potential civil and criminal penalties as a result of governmental investigations or audits;
and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings or the credit ratings of the United States of America; failures of its operating systems or infrastructure, or those of third-party vendors; risks related to cybersecurity including the potential disruption of its systems or potential disclosure of confidential customer information; damage to its reputation; failures to successfully implement cost-cutting initiatives and adverse effects of such initiatives on its business; failures or delays in the planned conversion to our servicing platform of the recently acquired Wells Fargo portfolio of Federal Family Education Loan Program (“FFELP”) loans or any other
FFELP or Private Education Loan portfolio acquisitions; risks associated with restructuring initiatives; risks associated with the April 30, 2014 separation of Navient and SLM
Corporation into two distinct, publicly traded companies, including failure to achieve the expected benefits of the separation; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition including from banks, other consumer lenders and other loan servicers; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of its earning assets vs. its funding arrangements; changes in general economic conditions; the company’s ability to successfully effectuate any acquisitions and other strategic initiatives; and changes in the demand for debt management services.

© 2015 Navient Solutions, Inc. All rights reserved.

Overview
As the largest issuer of student loan-backed securities, we take our leadership role seriously.  We have created this data package to help investors and market participants better understand the performance of our FFELP
loan assets and recent, improving performance trends in deferment, forbearance, defaults and prepayments, recent performance trends relating to income-driven repayment plans.
The data that follows will address:
•
Vintage Pool Factor Performance
•
Deferment and Forbearance
•
Income-Driven Repayment
•
Loan Forgiveness
•
Consolidation and Prepayments
•
Additional Considerations

© 2015 Navient Solutions, Inc. All rights reserved.

Methodology
•
Unless otherwise noted, the data presented reflect Navient-serviced FFELP loans that are owned by Navient or by a securitization trust.  The data are presented as of June 30, 2015.  The data do not include Navient-owned FFELP loans that are serviced by third parties, even where
Navient acts as the master servicer with respect to such FFELP loan in connection with a securitization transaction
-
These loans were originated prior to the end of the FFELP program on June 30, 2010, and most were originated prior to June 2008.
-
Since July 1, 2010, all federal student loans are made directly by the Department of
Education and serviced by companies including Navient; loans serviced under the
Department of Education contract are not included in this data
•
Vintage-based amortization analysis is limited to loans that were present in the portfolio for their full repayment lives, and excludes loans that were acquired by Navient after initially entering repayment
•
Each securitization trust is backed by a discrete pool of FFELP loans.  The data set forth in this presentation may not necessarily be reflective of the performance of the FFELP loans owned by a particular securitization trust
•
The description of loan statuses and payment programs under the FFELP refer to the Common
Manual. First published in December 1995, the Common Manual is a cooperative effort of the nation's guarantors that currently participate in the FFELP.  The manual is a resource created and maintained by guarantors to simplify and streamline the federal rules and regulations for the
FFELP program, and provides a single, standardized policy guidance for schools and lenders

© 2015 Navient Solutions, Inc. All rights reserved. 5 Vintage Pool Factor Performance

% of Initial Principal Balance
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70 73 76 79 82 85 88 91 94 97 100 103 106 109 112 115 118 121 124 127 130 133 136 139 142 145 148 151 154 157 160 163
% of Initial Principal Balance
1 4 7 10 13 16 19 22 25 28 31 34 37 40 43 46 49 52 55 58 61 64 67 70 73 76 79 82 85 88 91 94 97 100 103 106 109 112 115 118 121 124 127 130 133 136 139 142 145 148 151 154 157

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Vintage Pool Factor Performance
•
The pool factor represents the aggregate remaining outstanding principal balance of the FFELP student loans in a repayment vintage as a percentage of the aggregate principal balance for such vintage at the beginning of repayment
•
While a percentage of loans remain in deferment and forbearance as vintages season, once the pool factor is low, the dollar volume of loans in deferment and forbearance is small
0%
20%
40%
60%
80%
100%
Months in Repayment
Stafford Loan Vintage Entering Repayment in 2001
0%
20%
40%
60%
80%
100%
Months in Repayment
Consolidation Loan Vintage Entering Repayment in 2001
Repayment
Deferment
Forbearance
10% Clean-up Call Eligible
Original Scheduled Amortization
Note: Consolidation loan Months in Repayment begin after 180-day window during which FFELP permits additional loans to be added to the consolidation loan.
          The 2001 cohort is selected for presentation because it had robust originations volume for both Stafford and Consolidation loans and shows many years of performance history.

% of Initial Principal Balance
1 7 13 19 25 31 37 43 49 55 61 67 73 79 85 91 97 103 109 115 121 127 133 139 145 151 157 163 169 175 181 187 193 199 205 211

% of Initial Principal Balance
1 6 11 16 21 26 31 36 41 46 51 56 61 66 71 76 81 86 91 96 101 106 111 116 121 126 131 136 141 146 151 156 161 166

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Vintage Pool Factor Performance
•
In the Stafford loan portfolio, older vintages that experienced higher prepayment and consolidation activity reached pool factors of less than 10% in the first 6-7 years of repayment.  Among more recent Stafford loan vintages with lower consolidation activity, the change in pool factor decreased during the recession and has since increased
•
Among Consolidation loan vintages, the trends in pool factor have been more similar among the vintages
Note: Consolidation loan Months in Repayment begin after 180-day window during which FFELP permits additional loans to be added to the consolidation loan.
0%
20%
40%
60%
80%
100%
Stafford Portfolio Pool Factors by Repayment Vintage
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
10% Clean
-up Call
0%
20%
40%
60%
80%
100%
Months in Repayment
Consolidation Portfolio Loan Pool Factors by Repayment Vintage
2000
2001
2002
2003
2004
2005
2006
2007
2008
Months in Repayment

$ billion
Pool Factor
Stafford 1997
Stafford 1998
Stafford 1999
Stafford 2000
Stafford 2001
Stafford 2002
Stafford 2003
Stafford 2004
Stafford 2005
Stafford 2006
Stafford 2007
Stafford 2008
Stafford 2009
Stafford 2010
Stafford 2011
Stafford 2012
Stafford 2013
Stafford 2014
Consolidation 2000
Consolidation 2001
Consolidation 2002
Consolidation 2003
Consolidation 2004
Consolidation 2005
Consolidation 2006
Consolidation 2007
Consolidation 2008

NAVIENT

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Vintage Initial and Current Principal Distribution
•
If all of the loans in each vintage had been pooled into a separate securitization trust, Stafford loan vintages prior to 2006 would be eligible for redemption under the 10% optional servicer clean-up call.
Each of our actual securitization trusts contains loans from multiple underlying repayment vintages
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
$
$2
$4
$6
$8
$10
$12
$14
$16
$18
$20
Initial and Outstanding Volume by Program and Vintage
Initial Principal Balance (Start of Repayment)
Current Principal Balance
Pool Factor
10% Clean-up Call
Note: Consolidation loan Initial Balance is set after the 180-day window during which FFELP permits additional loans to be added to the consolidation loan.

© 2015 Navient Solutions, Inc. All rights reserved. 9 Deferment and Forbearance

© 2015 Navient Solutions, Inc. All rights reserved.

Deferment
•
Deferment is a tool available to borrowers to help them meet their loan repayment obligations.
Once the repayment period has begun, the borrower is entitled to defer payments on a FFELP loan when applicable eligibility criteria are met
•
Deferments are entitlements.  Generally, if a borrower demonstrates eligibility for a deferment and provides the servicer with the necessary documentation required to establish eligibility, the borrower may not be denied the deferment
•
Qualifying conditions include:
-
Enrolled in school at least half-time
-
Enrolled in an approved graduate fellowship program or rehabilitation program
-
Seeking, but unable to find, full-time employment
-
Economic hardship
-
Active or post-active duty military service
•
Time limit for deferments depends on the deferment type
-
There is no time limit for school or military service deferments
-
Public service, unemployment and economic hardship deferments are limited to 3 years of cumulative usage
* Note, a complete description of  FFELP
deferment rules can be found in the Common Manual at http://commonmanual.org/doc/ECMarchive/ECM2015.pdf

© 2015 Navient Solutions, Inc. All rights reserved.

Forbearance
•
Forbearance is a tool servicers can use to assist borrowers in meeting their loan repayment obligations.  By granting forbearance, a servicer permits a temporary cessation of payments, allows an extension of time for making payments, or temporarily accepts smaller payments than were previously scheduled
•
Servicers are encouraged to grant a forbearance to prevent the borrower from defaulting on the repayment obligation or to permit the borrower to resume honoring the loan obligation after default
•
Today, forbearance is most often given when deferment and Income-Driven Repayment (IDR) plans are not available to the borrower, hardship is considered to be temporary, or when IDR payments still pose a financial hardship
•
There are four types of forbearance available to borrowers:
-
Administrative
forbearance
–
examples:
bankruptcy
filing,
closed
school
or
false
certification,
identity
theft,
or to cover periods of delinquency before or after an authorized deferment or forbearance
-
Discretionary
forbearance
–
given
where
the
obligor
intends
to
repay
the
loans,
but
cannot
make
payments
in
the
short-term
for
economic
hardship,
health,
or
other
acceptable
reasons
–
given
at
the
discretion
of
the
servicer
-
Mandatory
administrative
forbearance
–
examples:
national
emergency,
military
mobilization,
designated
disaster
area
–
does
not
require
borrower’s
request
-
Mandatory
forbearance
–
examples:
medical
or
dental
internship/residency,
active
military
state
duty
as
a
member
of
the
National
Guard,
Dept.
of
Defense
Student
Loan
Repayment
Program
–
servicer
must
grant
the forbearance upon borrower’s request
•
Time limit for forbearance depends on the forbearance type
-
There is no time limit for discretionary and most mandatory forbearances
-
Most types of administrative forbearances vary between 60 and 120 days in duration; some, like internship and residency forbearance, extend over the duration of the eligible condition
* Note,
a
complete
description
of
FFELP
forbearance
rules
can
be
found
in
the
Common
Manual
at
http://commonmanual.org/doc/ECMarchive/ECM2015.pdf

% of Repayment, Forbearance, Deferment
1 9 17 25 33 41 49 57 65 73 81 89 97 105 113 121 129 137 145 153 161 169 177 185 193 201 209 217 225 233

% of Repayment, Forbearance, Deferment
Oct-96 Jun-97 Feb-98 Oct-98 Jun-99 Feb-00 Oct-00 Jun-01 Feb-02 Oct-02 Jun-03 Feb-04 Oct-04 Jun-05 Feb-06 Oct-06 Jun-07 Feb-08 Oct-08 Jun-09 Feb-10 Oct-10 Jun-11 Feb-12 Oct-12 Jun-13 Feb-14 Oct-14 Jun-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Deferment Usage by Vintage:
Stafford Loans
•
Deferment usage increased during the Great Recession and has since declined
•
School deferment usage was higher in 2005 and 2006 when borrowers were allowed to consolidate during school; during that time, their Stafford loans were placed in school deferment while the consolidation was being processed
Deferment
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Average
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Average
Deferment
Months in Repayment
Month

% of Repayment, Forbearance, Deferment
1
7
13
19
25
31
37
43
49
55
61
67
73
79
85
91
97
103
109
115
121
127
133
139
145
151
157
163
169
175
181

% of Repayment, Forbearance, Deferment
Jan-00
Aug-00
Mar-01
Oct-01
May-02
Dec-02
Jul-03
Feb-04
Sep-04
Apr-05
Nov-05
Jun-06
Jan-07
Aug-07
Mar-08
Oct-08
May-09
Dec-09
Jul-10
Feb-11
Sep-11
Apr-12
Nov-12
Jun-13
Jan-14
Aug-14
Mar-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Deferment Usage by Vintage:
Consolidation Loans
•
Consolidation loan deferment was higher in 2005 and 2006 when borrowers were allowed to consolidate during school and defer their loans while they completed school
•
Deferment usage among Consolidation loan borrowers has since declined
5%
10%
15%
20%
25%
30%
Deferment
2000
2001
2002
2003
2004
2005
2006
2007
2008
Average
0%
5%
10%
15%
20%
25%
30%
Deferment
2000
2001
2002
2003
2004
2005
2006
2007
2008
Average
Months in Repayment
Month

% of Repayment, Deferment, and Forbearance
1
9
17
25
33
41
49
57
65
73
81
89
97
105
113
121
129
137
145
153
161
169
177
185
193
201
209
217
225
233

% of Repayment, Deferment, and Forbearance
Oct-96
Jun-97
Feb-98
Oct-98
Jun-99
Feb-00
Oct-00
Jun-01
Feb-02
Oct-02
Jun-03
Feb-04
Oct-04
Jun-05
Feb-06
Oct-06
Jun-07
Feb-08
Oct-08
Jun-09
Feb-10
Oct-10
Jun-11
Feb-12
Oct-12
Jun-13
Feb-14
Oct-14
Jun-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Forbearance Usage by Vintage:
Stafford Loans
•
Forbearance provides short-term relief to borrowers who cannot make their payments due to temporary hardship, including some borrowers in the reduced payment phase of Income-Driven Repayment plans
•
Forbearance is higher in earlier repayment periods as borrowers transition from school to repayment or between repayment programs
•
While forbearance increased during the Great Recession, this additional forbearance usage was not as high as the levels experienced across all vintages in early stages of repayment
•
Servicers are permitted to grant short-term administrative forbearance (“FORM”) while borrowers apply and submit documentation to change repayment plans.  Beginning in 2014, the use of this type of forbearance increased, to assist borrowers who need extra time to enroll in IDR or deferment
0%
5%
10%
15%
20%
25%
30%
35%
40%
Forbearance
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Average
0%
5%
10%
15%
20%
25%
30%
35%
40%
Forbearance
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Average
Months in Repayment
Month

% of Repayment, Deferment, and Forbearance
1 7 13 19 25 31 37 43 49 55 61 67 73 79 85 91 97 103 109 115 121 127 133 139 145 151 157 163 169 175 181

% of Repayment, Deferment, and Forbearance
Jan-00 Aug-00 Mar-01 Oct-01 May-02 Dec-02 Jul-03 Feb-04 Sep-04 Apr-05 Nov-05 Jun-06 Jan-07 Aug-07 Mar-08 Oct-08 May-09 Dec-09 Jul-10 Feb-11 Sep-11 Apr-12 Nov-12 Jun-13 Jan-14 Aug-14 Mar-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Forbearance Usage by Vintage:
Consolidation Loans
•
Forbearance provides short-term relief to borrowers who cannot make their payments due to temporary hardship, including some borrowers in the reduced payment phase of Income-Driven Repayment plans
•
Forbearance is higher in earlier repayment periods
•
While forbearance increased during the Great Recession, just as in Stafford loans, this additional forbearance usage was not as high as the levels experienced across all vintages in early stages of repayment
•
Servicers are permitted to grant short-term administrative forbearance (“FORM”) while borrowers apply and submit documentation to change repayment plans.  Beginning in 2014, the use of this type of forbearance increased, to assist borrowers who need extra time to enroll in IDR or deferment
0%
5%
10%
15%
20%
25%
30%
35%
40%
Months in Repayment
Forbearance
2000
2001
2002
2003
2004
2005
2006
2007
2008
Average
0%
5%
10%
15%
20%
25%
30%
35%
40%
Month
Forbearance
2000
2001
2002
2003
2004
2005
2006
2007
2008
Average

% of Repayment, Deferment, and Forbearance
1
9
17
25
33
41
49
57
65
73
81
89
97
105
113
121
129
137
145
153
161
169
177
185
193
201
209
217
225
233

% of Repayment, Deferment, and Forbearance
Oct-96
Jun-97
Feb-98
Oct-98
Jun-99
Feb-00
Oct-00
Jun-01
Feb-02
Oct-02
Jun-03
Feb-04
Oct-04
Jun-05
Feb-06
Oct-06
Jun-07
Feb-08
Oct-08
Jun-09
Feb-10
Oct-10
Jun-11
Feb-12
Oct-12
Jun-13
Feb-14
Oct-14
Jun-15

NAVIENT

Forbearance Usage: Impact of
Forbearance Used for Repayment Plan Changes
•
Excluding the use of short-term forbearances that facilitate a borrower’s repayment plan change, forbearance has been declining
•
Forbearance among Consolidation loans appears to increase in the later months of repayment, because better performing vintages have not seasoned as far; considered individually, Consolidation loan forbearance is decreasing in each vintage
0%
5%
10%
15%
20%
25%
30%
35%
40%
Forbearance by Loan Seasoning
Impact of FORM
Stafford Loan Average
Stafford Loan Average -
Excl FORM
Consolidation Loan Average
Consolidation Loan Average -
Excl FORM
0%
5%
10%
15%
20%
25%
30%
35%
40%
Month
Forbearance by Date
Impact of FORM
Stafford Loan Average
Stafford Loan Average -
Excl FORM
Consolidation Loan Average
Consolidation Loan Average -
Excl FORM

© 2015 Navient Solutions, Inc. All rights reserved.
Months in Repayment

% of Current Outstanding Principal
2000
2001
2002
2003
2004
2005
2006
2007
2008

NAVIENT

Deferment: Cumulative Usage to Date
Portfolio Loans Still Outstanding
•
Among the Stafford loans, more seasoned loans generally have used more combined school and hardship deferment than less seasoned loans have used
•
Consolidation loan borrowers are less likely to have used deferment than Stafford loans, and usage is more stable across vintages
•
With the introduction of Income-Based Repayment in 2009, borrowers in newer vintages may have repayment options other than hardship deferment and forbearance
* The pool factor represents the current outstanding principal balance for the repayment vintage as a proportion of its principal balance at the start of repayment.
The cumulative months of deferment shown on this page includes months spent in both school and hardship deferment, including the anticipated duration of the current deferment for loans in deferment as of June 2015.
Deferment Months Used
Deferment Months Used
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Repayment Vintage and Pool Factor
Outstanding Stafford Loans by Vintage
Loans Remaining in Portfolio (Not Paid Off)
Distribution of Cumulative Deferment Months Used
0
1-12
13-24
25-36
37-48
49-60
> 60
Pool Factor
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Repayment Vintage and Pool Factor
Outstanding Consolidation Loans by Vintage
Loans Remaining in Portfolio (Not Paid Off)
Distribution of Cumulative Deferment Months Used
0
1-12
13-24
25-36
37-48
49-60
> 60
Pool Factor
© 2015 Navient Solutions, Inc. All rights reserved.

% of Current Outstanding Principal
2000
2001
2002
2003
2004
2005
2006
2007
2008

© 2015 Navient Solutions, Inc. All rights reserved.

Forbearance: Cumulative Usage to Date
Portfolio Loans Still Outstanding
•
Among the Stafford loans, more seasoned loans have used the most hardship forbearance
•
When compared to Stafford loan borrowers, Consolidation loan borrowers are less likely to have used forbearance, and usage is more stable across vintages
•
With the introduction of Income-Based Repayment in 2009, borrowers in newer vintages may have repayment options other than hardship deferment and forbearance
Forbearance Months Used
Forbearance Months Used
* The pool factor represents the remaining outstanding balance for the repayment vintage as a proportion of its initial repayment balance.
The cumulative months of forbearance shown on this page includes prior months spent in hardship forbearance only, including the anticipated duration of the current forbearance for loans in forbearance as of June 2015.
0%
20%
40%
60%
80%
100%
Repayment Vintage and Pool Factor
Outstanding Stafford Loans by Vintage
Loans Remaining in Portfolio (Not Paid Off)
Distribution of Cumulative Hardship Forbearance
Months Used
0
1-12
13-24
25-36
37-48
49-60
> 60
Pool Factor
0%
20%
40%
60%
80%
100%
Repayment Vintage and Pool Factor
Outstanding Consolidation Loans by Vintage
Loans Remaining in Portfolio (Not Paid Off)
Distribution of Cumulative Hardship  Forbearance
Months Used
0
1-12
13-24
25-36
37-48
49-60
> 60
Pool Factor

© 2015 Navient Solutions, Inc. All rights reserved.

Discretionary Forbearance
•
Except as set forth below, Navient’s
policy limits cumulative discretionary forbearance usage to
60 months
•
While
the
average
duration
is
approximately
three
months,
FFELP
rules
allow
forbearance
to
be given in variable increments up to 12 months
•
In some cases, where a borrower began with forbearance near the 60 month policy limit, the last forbearance given may cause their total usage to exceed the limit by up to 12 months
•
Only about 1.2% of the portfolio that remains outstanding
reflects some forbearance usage
in excess of 60 months
•
Nearly 60% of forbearance given over 60 months extends only one month past the policy limit
•
About 97% of forbearance given over 60 months extends no more than one year past the policy limit
60 Months,
98.8%
> 60 Months, 1.2%
Cumulative Forbearance Distribution
Loans Remaining in Portfolio (Not Paid Off)

© 2015 Navient Solutions, Inc. All rights reserved.

Repeat Usage of Deferment and Forbearance
•
Methodology:
-
Determine prior deferment and forbearance usage as of June 2010
-
Identify the same loan population in June 2015, and determine whether they used additional deferment or forbearance
•
Borrowers who have not used deferment or forbearance in the past generally are less likely to do so in the future
•
Borrowers with forbearance usage approaching the policy limit generally are also less likely to use additional forbearance
Cumulative Months
Used to Date
% Use Additional
Within 5 Years
% Do not Use
Within 5 Years
0
40%
60%
1-12
68%
32%
13-24
68%
32%
25-36
68%
32%
37-48
70%
30%
49-60
72%
28%
Stafford Loan Deferment
Cumulative Months
Used to Date
% Use Additional
Within 5 Years
% Do not Use
Within 5 Years
0
47%
53%
1-12
81%
19%
13-24
89%
11%
25-36
89%
11%
37-48
81%
19%
49-60
40%
60%
Stafford Loan Forbearance
Cumulative Months
Used to Date
% Use Additional
Within 5 Years
% Do not Use
Within 5 Years
0
16%
84%
1-12
44%
56%
13-24
48%
52%
25-36
42%
58%
37-48
49%
51%
49-60
54%
46%
Consolidation Loan Deferment
Cumulative Months
Used to Date
% Use Additional
Within 5 Years
% Do not Use
Within 5 Years
0
15%
85%
1-12
57%
43%
13-24
75%
25%
25-36
82%
18%
37-48
71%
29%
49-60
32%
68%
Consolidation Loan Forbearance
Example: 84% of
Consolidation
loans that never
used deferment as
of June 2010, had
still not used
deferment as of
June 2015.

Annualized Default Rate by Time in Repayment (Years)

© 2015 Navient Solutions, Inc. All rights reserved.

Risk Profile of Loans in Deferment and Forbearance
•
Default risk is higher for older loans that have made fewer payments
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
>
20
0
2.7%
1
2.8%
0.6%
2
4.7%
1.8%
0.3%
3
5.6%
3.0%
1.3%
0.4%
4
5.3%
3.7%
2.1%
1.4%
0.5%
5
4.5%
4.0%
2.3%
1.6%
1.1%
0.4%
6
5.0%
3.9%
2.6%
1.7%
1.4%
1.0%
0.4%
7
5.8%
4.9%
3.1%
2.4%
1.7%
1.4%
0.9%
0.4%
8
6.0%
5.1%
3.8%
2.6%
2.0%
1.4%
1.2%
0.9%
0.3%
9
6.1%
5.3%
4.3%
3.1%
2.2%
1.8%
1.3%
1.1%
0.8%
0.3%
10
6.3%
5.4%
4.6%
3.8%
3.1%
2.3%
1.9%
1.5%
1.1%
0.7%
0.4%
11
6.2%
5.7%
5.2%
4.4%
3.9%
3.1%
2.4%
2.0%
1.6%
1.1%
0.8%
0.3%
12
7.0%
6.1%
6.1%
5.3%
3.9%
3.8%
2.9%
2.5%
1.9%
1.6%
1.1%
0.8%
0.3%
13
7.6%
7.1%
6.0%
5.4%
4.7%
4.4%
3.4%
2.7%
2.6%
1.8%
1.4%
1.3%
0.8%
0.3%
14
8.3%
7.6%
6.7%
5.2%
5.4%
4.7%
4.4%
4.5%
3.2%
2.4%
2.2%
1.3%
0.9%
0.9%
0.3%
15
8.4%
6.6%
7.3%
6.4%
6.2%
5.0%
4.4%
4.4%
3.7%
3.2%
2.0%
2.4%
1.7%
1.1%
0.8%
0.3%
16
8.6%
7.5%
6.8%
6.1%
4.5%
5.2%
4.9%
5.1%
3.7%
3.8%
2.7%
1.9%
2.2%
1.8%
1.1%
0.6%
0.4%
17
8.6%
7.9%
6.6%
5.3%
5.4%
5.4%
5.4%
4.3%
5.1%
4.2%
3.4%
2.8%
1.8%
2.4%
1.5%
1.2%
0.7%
0.3%
18
7.7%
6.2%
6.7%
5.9%
5.1%
3.9%
4.5%
4.2%
5.0%
4.4%
4.2%
2.9%
2.6%
2.5%
2.0%
1.8%
1.0%
0.8%
0.4%
19
6.8%
7.1%
7.8%
6.9%
5.7%
4.6%
4.1%
4.1%
6.0%
3.4%
6.0%
5.9%
4.3%
3.0%
2.2%
1.2%
1.7%
0.9%
0.7%
0.0%
20
6.8%
6.2%
8.5%
5.8%
4.4%
3.7%
2.6%
4.0%
2.6%
4.0%
5.0%
5.3%
4.3%
3.9%
2.7%
2.4%
2.4%
2.2%
1.0%
0.4%
0.0%
> 20
8.8%
8.7%
9.4%
8.8%
7.5%
5.6%
5.7%
5.8%
5.0%
5.4%
5.8%
8.3%
6.0%
5.2%
4.5%
4.1%
2.4%
2.7%
1.6%
1.8%
1.2%
0.7%
Annualized Default Rate by Payments Made (Years)
•
The diagonal represents loans which have made payments
for the same number of years since they entered
repayment; they are the lowest risk
•
The more time has elapsed with fewer payments made, the
higher the risk
The Repayment portfolio distribution is concentrated
along the diagonal where loans have made the same
number of payments as months since the start of
repayment.
The deferment and
forbearance portfolios have
more loans that have never
made payments.

© 2015 Navient Solutions, Inc. All rights reserved.

0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
> 20
0
0%
1
1%
0%
2
1%
0%
0%
3
2%
0%
0%
0%
4
2%
1%
0%
0%
0%
5
3%
1%
0%
0%
0%
0%
6
4%
2%
1%
1%
0%
0%
0%
7
5%
2%
1%
1%
1%
0%
0%
0%
8
5%
3%
2%
1%
1%
1%
1%
0%
0%
9
6%
5%
2%
1%
1%
1%
1%
1%
0%
0%
10
3%
3%
1%
1%
1%
1%
1%
1%
0%
0%
0%
11
2%
2%
1%
1%
1%
1%
0%
0%
0%
0%
0%
0%
12
1%
1%
1%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
13
1%
1%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
14
0%
1%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
15
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
> 20
0
0%
1
1%
0%
2
1%
0%
0%
3
2%
0%
0%
0%
4
2%
1%
0%
0%
0%
5
3%
1%
0%
0%
0%
0%
6
4%
2%
1%
0%
0%
0%
0%
7
4%
3%
1%
1%
0%
0%
0%
0%
8
5%
4%
2%
1%
1%
1%
0%
0%
0%
9
6%
5%
2%
1%
1%
1%
1%
0%
0%
0%
10
3%
3%
1%
1%
1%
1%
1%
0%
0%
0%
0%
11
2%
2%
1%
1%
1%
1%
0%
0%
0%
0%
0%
0%
12
1%
1%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
13
1%
1%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
14
1%
1%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
15
0%
1%
0%
Risk Distribution of Loans in Deferment and
Forbearance
•
Loans in deferment and forbearance are more
likely to have made fewer payments since they
entered repayment, resulting in increased risk
expectations
•
Weighted average implied annualized default
performance by status:
-
Repayment –
2.2%
-
Deferment –
3.7%
-
Forbearance –
3.8%
The population of loans in repayment
has more payments made per time in
repayment. 24% have made the same
number of payments as they have
months since entering repayment.
Only 9% have made 0 payments.
The population of loans in
deferment are more likely to have
never made a payment.  Only 1%
have made the same number of
payments as they have months
since entering repayment.  37%
have made 0 payments.
Distribution of Loans in Repayment, Time in Repayment vs. Payments Made
Distribution of Loans in Deferment, Time in Repayment vs. Payments Made
Distribution of Loans in Forbearance, Time in Repayment vs. Payments Made
The population of loans in
forbearance are more likely to have
never made a payment.  Only 1%
have made the same number of
payments as they have months
since entering repayment.  37%
have made 0 payments.
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
> 20
0
0%
1
0%
0%
2
0%
0%
0%
3
0%
0%
0%
0%
4
1%
0%
0%
0%
1%
5
1%
1%
0%
0%
0%
1%
6
1%
1%
1%
1%
0%
1%
1%
7
1%
1%
1%
1%
1%
1%
1%
1%
8
1%
2%
1%
1%
1%
1%
1%
1%
3%
9
1%
2%
1%
1%
1%
1%
1%
1%
2%
4%
10
1%
1%
1%
1%
1%
1%
1%
1%
1%
2%
4%
11
0%
1%
1%
1%
1%
1%
1%
1%
1%
1%
1%
3%
12
0%
1%
0%
0%
0%
0%
1%
1%
0%
1%
1%
1%
2%
13
0%
0%
0%
0%
0%
0%
0%
1%
1%
0%
1%
1%
1%
2%
14
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
1%
15
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
16
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
17
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
18
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
19
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
20
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
> 20
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
16
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
17
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
18
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
19
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
20
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
> 20
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
16
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
17
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
18
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
19
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
20
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
> 20
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
0%
Payments Made
Payments Made
Payments Made

© 2015 Navient Solutions, Inc. All rights reserved. 23 Income-Driven Repayment

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Driven Repayment Programs
•
There are two income-related programs available in the FFELP: Income-Sensitive Repayment and
Income-Based Repayment
•
Income-Sensitive Repayment
-
Available to borrowers since July 1, 1995
-
Borrowers are eligible if the servicer determines that the borrower’s documented income is insufficient to repay their loan over the maximum repayment period
-
Payment is based on a percentage of the borrower’s monthly income between 4% and 25%
•
The borrower designates a payment amount within this range
•
The payment must cover monthly interest due, except during periods of reduced payment forbearance
-
If the payment will not amortize the loan over the maximum repayment period, the servicer may grant up to 5 years of mandatory administrative forbearance, during which time reduced payments are made
-
The borrower must recertify their income annually to remain eligible for the program
-
No associated loan forgiveness
-
Represents about 5% of current IDR usage
•
Income-Based Repayment
-
Available to borrowers since July 1, 2009
-
Payment is capped based on the borrower’s income
-
See page 25 for detailed program mechanics
-
Represents about 95% of current IDR usage

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Based Repayment Program Structure
Partial Financial
Hardship (PFH)
Eligibility: If the calculated IBR
Payment is lower than the loan’s
regular payment, a Partial
Financial Hardship exists.
Borrower must recertify eligibility
every 12 months.  Parent PLUS
loans are ineligible.
Payment Determination:
15% x [AGI
–
(1.5 x HHS
Poverty
Guideline for Family Size and
State)] / 12
Term: The remaining term is set as
the end date for the current PFH
status plus 120 months.
Subsidy: Available for subsidized
loans; if the PFH
payment does not
cover accrued interest, subsidy
available for first 3 years of PFH
enrollment (excluding time spent in
economic hardship deferment).
Capitalization: If applicable, at
transition out of PFH
to Permanent
Standard or Expedited Standard.
Permanent Standard
Eligibility: This is the default
repayment plan once a borrower is
no longer eligible for PFH
.
Payment Determination: 120 month
payment based on balance that
originally entered PFH.
Term: The remaining term is set as
the number of months it will take to
amortize the loan based on the
Permanent Standard payment
amount.
Subsidy: Same as non-IBR
loans:
available to subsidized loans in
deferment.
Capitalization: Same as non-IBR
loans: occurs upon transition from
non-payment status into repayment
Expedited Standard
Eligibility: A borrower may elect to
exit the IBR
program entirely,
which is known as Expedited
Standard.
Payment Determination: Based on
balance at the time of entry into
Expedited Standard.  May opt to
enter other repayment programs
available under the FFELP, after
making at least one payment.
Term: The loan’s original statutory
term minus payments made to
date, including PFH
and
Permanent Standard payments.
Subsidy: Same as non-IBR
loans:
available to subsidized loans in
deferment.
Capitalization: Same as non-IBR
loans: occurs upon transition from
non-payment status into repayment
Forgiveness Eligible
Forgiveness Eligible
Forgiveness Unlikely

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Based Repayment Calculation Examples:
IBR
Program With 15% of Discretionary Income
At Origination
•
Balance = $14,000
•
Term = 120 months
•
Rate = 6.8%
At Repayment
•
Balance = $16,380
•
Payment = $189
Enters PFH
•
AGI
= $20,000
•
Family Size = 2
•
Poverty Guideline =
$15,390
•
Payment = $0
After 3 Years PFH, salary
increases and no longer
qualifies
•
Balance = $19,722
•
Permanent Standard
(PS) Payment = $189
(Balance at PFH
start
amortized on a 120
month term)
•
Term = 160
(number of
months required to pay
off balance based on PS
payment)
At Origination (Immediate
Repayment)
•
Balance = $50,000
•
Term = 300
•
Rate = 5.5%
•
Payment = $307
Enters PFH
•
AGI
= $35,000
•
Family Size = 2
•
Poverty Guideline =
$15,390
•
Payment = $139
After 3 Years PFH, salary
increases and no longer
qualifies
•
Balance = $53,528
•
Permanent Standard
(PS) Payment = $543
(Balance at PFH
start
amortized on a 120
month term)
•
Term = 132
(number of
months required to pay
off balance based on PS
payment)
Alternative: Expedited
Standard Repayment
•
Balance = $53,528
•
Payment = $350
•
Term = 264 (300 month
term minus 36 months in
PFH+PS)
Example
1
–
Stafford
Loans:
Freshman
Through
Senior
Year
Unsubsidized
Loans
Example
2
–
Unsubsidized
Consolidation
Loan

% of Principal
100%
80%
60%
40%
20%
0%
$0 - 5,000
$5,000 - 10,000
$10,000 - 15,000
$15,000 - 20,000
> $20,000
60%
50%
40%
30%
20%
10%
0%
0
1-12
13-24
25-36
37-48
49-60
>60
30%
25%
15%
10%
5%
$0 - 5,000
$5,000 - 10,000
$10,000 - 15,000
$15,000 - 20,000
$20,000 - 25,000
$25,000 - 30,000
$30,000 - 35,000
$35,000 - 40,000
$40,000 - 45,000
$45,000 - 50,000
$50,000 - 60,000
$60,000 - 70,000
$70,000 - 80,000
$80,000 - 90,000
$90,000 - 100,000
> $100,000
IDR
Non IDR

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Characteristics of Loans
Using Income-Driven Repayment
•
Loans in IDR* generally have higher balances and are more likely to have used deferment and forbearance in the past
IDR Avg
= $5,000
Non-IDR Avg
= $3,700
IDR Avg
= $30,000
Non-IDR Avg
= $17,000
IDR Avg
=  16
Non-IDR Avg
= 13
IDR Avg
=  27
Non-IDR Avg
= 16
IDR Avg
=  36
Non-IDR Avg
= 21
* Note: All characteristics expressed at the loan level.
Borrowers may have multiple loans.
IDR Avg
= 15
Non-IDR Avg
= 13
Stafford Loan Balances
Stafford Loan Deferment Usage
Stafford Loan Forbearance Usage
Deferment Months
Forbearance Months
Loan Balance
Deferment Months
Forbearance Months
Loan Balance
Consolidation Loan Balances
Consolidation Loan Deferment Usage
Consolidation Loan Forbearance Usage

% of PFH Principal
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15

% of PFH Principal
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Driven Payment Amount Distribution:
Stafford Loans
•
Among Stafford loans by principal balance, 47% of IBR
loans in Partial Financial Hardship (PFH) do not owe a
payment, 45% owe some interest, and 7% owe full interest
or full interest and some principal
•
While the number of loans owing some principal has fallen
over time across vintages, older vintages remain more
likely to owe some principal and are less likely to owe no
payment at all
As of June 30, 2015, 46% of the
Stafford loans that do not owe a
payment are subsidized loans.
No Payment,
47%
Some Interest,
45%
Some
Principal, 7%
Stafford PFH
Payment Amount Due
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Proportion
of
PFH
Loans
Owing No Payment
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Owing Some Principal
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Proportion
of
PFH
Loans

% of PFH Principal
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15

% of PFH Principal
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Driven Payment Amount Distribution:
Consolidation Loans
•
Among Consolidation loans by principal balance, 43% of
IBR
loans in Partial Financial Hardship (PFH) do not owe a
payment, 47% owe some interest, and 10% owe full
interest or full interest and some principal
•
The number of loans owing some principal has been
relatively consistent over time
•
The 2003-2006 vintages are most likely to owe some
principal
As of June 30, 2015, 44% of the
Consolidation loans that do not owe a
payment are subsidized loans.
2000
2001
2002
2003
2004
2005
2006
2007
2008
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2000
2001
2002
2003
2004
2005
2006
2007
2008
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Proportion
of
PFH
Loans
Owing Some Principal
Proportion
of
PFH
Loans
Owing No Payment
No Payment,
43%
Some Interest,
47%
Some Principal,
10%
Consolidation PFH Payment Amount Due

% of Repayment, Forbearance, Deferment
1
11
21
31
41
51
61
71
81
91
101
111
121
131
141
151
161
171
181
191
201
211
221
231

% of Repayment, Forbearance, Deferment
Oct-96
Aug-97
Jun-98
Apr-99
Feb-00
Dec-00
Oct-01
Aug-02
Jun-03
Apr-04
Feb-05
Dec-05
Oct-06
Aug-07
Jun-08
Apr-09
Feb-10
Dec-10
Oct-11
Aug-12
Jun-13
Apr-14
Feb-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Driven Repayment Usage by Vintage:
Stafford Loans
•
Usage
of
Income-Driven
Repayment
programs
has
increased
since
IBR
was
introduced in
2009
•
Newer vintages show higher early usage of IDR as they transition from school to repayment
0%
5%
10%
15%
20%
25%
30%
Income-Driven Repayment
(Reduced Payment Period)
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Average
5%
10%
15%
20%
25%
30%
Month
Income-Driven Repayment
(Reduced Payment Period)
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Average
Months in Repayment
1996
0%

% of Repayment, Forbearance, Deferment
1
9
17
25
33
41
49
57
65
73
81
89
97
105
113
121
129
137
145
153
161
169
177
185

% of Repayment, Forbearance, Deferment
Jan-00
Sep-00
May-01
Jan-02
Sep-02
May-03
Jan-04
Sep-04
May-05
Jan-06
Sep-06
May-07
Jan-08
Sep-08
May-09
Jan-10
Sep-10
May-11
Jan-12
Sep-12
May-13
Jan-14
Sep-14
May-15

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Driven Repayment Usage by Vintage:
Consolidation Loans
•
Usage
of
Income-Driven
Repayment
programs
has
increased
since
IBR
was
introduced
in
2009
0%
5%
10%
15%
20%
25%
30%
Income-Driven Repayment
(Reduced Payment Period)
Months in Repayment
0%
5%
10%
15%
20%
25%
30%
Income-Driven Repayment
(Reduced Payment Period)
2000
2001
2002
2003
2004
2005
2006
2007
2008
Average
Month
2000
2001
2002
2003
2004
2005
2006
2007
2008
Average

% of Outstanding Principal
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Driven Repayment Overlap
With Deferment and Forbearance
•
Loans in Income-Driven Repayment may be in repayment, deferment, or forbearance status
•
On average, 13% of loans in Income-Driven Repayment are also in deferment or forbearance
20%
30%
40%
50%
60%
70%
80%
90%
100%
0%
10%
Repayment Status of Loans in Reduced Payment Period
Repayment
Deferment or Forbearance

© 2015 Navient Solutions, Inc. All rights reserved.

Income-Driven Repayment Amortization
•
IDR loans amortize over time
-
Stafford loan pool factors for loans after entering IDR are between 0.6 and 0.7, five years after entering the reduced payment period
-
Consolidation loan pool factors for loans after entering IDR are between 0.8 and 0.9, five years after entering the reduced payment period
•
IDR loans amortize because, while they may not owe monthly payments, some borrowers make payments, primarily in the form of voluntary prepayments or through consolidation
Note: Each line on the chart represents a monthly vintage of loans entering an IDR plan.
0.00
0.10
0.20
0.40
0.50
0.60
0.70
Months Since IDR Enrollment
0.90
1.00
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
0.30
0.00
0.10
0.20
0.40
0.50
0.60
0.70
0.80
0.90
1.00
0
4
8
12
16
20
24
28
32
36
40
44
48
52
56
60
64
68
72
76
0.30
Stafford Pool Factors Since IDR
Enrollment
by Month Enrolled
Consolidation Pool Factors Since IDR
Enrollment
by Month Enrolled
Months Since IDR Enrollment
0.80

% of Repayment Balance
Mar-06
Dec-06
Sep-07
Jun-08
Mar-09
Dec-09
Sep-10
Jun-11
Mar-12
Dec-12
Sep-13
Jun-14
Mar-15

% of Repayment Balance
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15

NAVIENT

Default Performance of Loans in Income-Driven
Repayment
•
Defaults during the reduced payment period are low due to the decreased payment and the fact that some loans have no payment due under Partial Financial Hardship
•
Older loans that continue to use IDR more than 8-10 years into repayment are more likely to struggle to make payments if they no longer qualify for reduced payments
•
Loans that are newer to repayment perform better than the rest of the vintage whether they are making reduced payments or have stepped up to higher payments
0%
5%
10%
15%
20%
25%
Annualized Default Rate,
IDR Statuses vs. Rest of Vintage
2004 Repayment Vintage
IDR
-
Reduced
Pmt
IDR
-
Step
Up
Pmt
Non-IDR
0%
5%
10%
15%
20%
25%
Annualized Default Rate,
IDR Statuses vs. Rest of Vintage
2010 Repayment Vintage
IDR
-
Reduced
Pmt
IDR
-
Step
Up
Pmt
Non-IDR
© 2015 Navient Solutions, Inc. All rights reserved.

© 2015 Navient Solutions, Inc. All rights reserved. 35 IBR Loan Forgiveness

Ever IBR?
No
No forgiveness eligibility
Yes
Yes
Made 300 Qualifying Payments Since 7/1/2009?
No
Continues Making Payments?
No
Default
Yes
No
25 Years Passed Since Qualification Begin Date?
Yes
Forgive 100% of Outstanding Principal and Interest

NAVIENT

Loan Forgiveness Under the Income-Based
Repayment Plan
•
Qualifying payments include:
-
PFH
payments, including $0 payments
-
Permanent standard payments
-
Any other payments made under a 10-
year repayment term (or any payments
not less than this amount)
-
Months of economic hardship deferment
•
The qualification date for measuring
whether 25 years has passed is:
-
The first payment (based on 120 month
payment) or economic hardship date
since July 1, 2009
-
For loans with no payments or
deferments,
the
first
IBR
date
•
The borrower does not have to request the
forgiveness for it to be granted
•
When a loan is forgiven, the servicer
receives reimbursement of 100% of
principal and interest
© 2015 Navient Solutions, Inc. All rights reserved.

Outstanding Principal Balance
0 15 30 45 60 75 90 105 120 135 150 165 180 195 210 225 240 255 270 285 300
Outstanding Principal Balance
0 15 30 45 60 75 90 105 120 135 150 165 180 195 210 225 240 255 270 285 300
Paydown Without IBR
Paydown With IBR
Prin Plus Outstanding Unpaid Interest

Loan Forgiveness Mechanics
•
Where debt and income are similar or income exceeds debt, it is more likely that loans will amortize or default before they are forgiven
•
Where the debt level exceeds income, loan forgiveness is more likely to occur
Income = $50,000
Balance = $50,000
Income = $50,000
Balance = $100,000
Assumptions:
Stafford loan
6.8% fixed interest rate
Starts PFH
immediately
3% annual income increase
2.25% inflation
Family size = 2
Repayment after 7/1/2009
Note: Schedules are created consistent with the methodology used in the Repayment Estimator published by the Department of Education.
© 2015 Navient Solutions, Inc. All rights reserved.
37
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
Loan
Amortization
IBR
Impacts:
Scenario 1
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
Loan
Amortization
IBR
Impacts:
Scenario 2
Months Since Repayment Begin
Months Since Repayment Begin

22% Eligible for Forgiveness
Balances

76% Eligible for Forgiveness
Balances

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Loan Forgiveness Expectations
•
Based on the distribution of loans by
aggregate balance, we expect between
22% and 76% of loans that have used
IBR
to become eligible for loan
forgiveness
-
If borrowers’ incomes rise to their
potential income based on their
educational attainment, we would
expect:
•
22% of loans currently in PFH
will become eligible for forgiveness
•
Represents less than 2% of the
total Stafford loan portfolio
-
If borrowers’ incomes do not improve
from current levels at all, we would
expect:
•
76% of loans currently in PFH
will become eligible for loan
forgiveness
•
Represents less than 7% of the
total Stafford loan portfolio
Distribution of Stafford Loans in PFH
by Loan Balance and Potential Income
Distribution of Stafford Loans in PFH
by Loan Balance and Current Income
Assumptions:
•
6.8% fixed interest rate
•
Starts PFH
immediately
•
3% annual income increase
•
2.25% inflation
•
Family size = 2
•
Repayment after 7/1/2009
Balances
10,000

20,000

30,000

40,000

50,000

60,000

70,000

80,000

90,000

100,000

More
10,000

7.9%
3.3%
3.3%
2.1%
1.0%
0.5%
0.2%
0.1%
0.1%
0.0%
0.1%
20,000

8.9%
3.4%
3.8%
2.5%
1.3%
0.6%
0.3%
0.1%
0.1%
0.0%
0.1%
30,000

6.7%
2.4%
2.9%
2.2%
1.1%
0.5%
0.2%
0.1%
0.0%
0.0%
0.0%
40,000

4.5%
1.5%
1.9%
1.6%
0.9%
0.4%
0.2%
0.1%
0.1%
0.0%
0.0%
50,000

3.3%
1.1%
1.4%
1.2%
0.7%
0.3%
0.2%
0.1%
0.0%
0.0%
0.0%
60,000

2.6%
0.8%
1.1%
1.0%
0.6%
0.3%
0.1%
0.1%
0.0%
0.0%
0.0%
70,000

1.5%
0.4%
0.5%
0.5%
0.4%
0.2%
0.1%
0.1%
0.0%
0.0%
0.0%
80,000

1.1%
0.3%
0.3%
0.3%
0.2%
0.2%
0.1%
0.0%
0.0%
0.0%
0.0%
90,000

0.8%
0.2%
0.2%
0.2%
0.2%
0.1%
0.1%
0.1%
0.0%
0.0%
0.0%
100,000

0.7%
0.1%
0.2%
0.2%
0.2%
0.1%
0.1%
0.0%
0.0%
0.0%
0.0%
110,000

0.5%
0.1%
0.1%
0.1%
0.1%
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
120,000

0.4%
0.1%
0.1%
0.1%
0.1%
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
130,000

0.4%
0.1%
0.1%
0.1%
0.1%
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
140,000

0.3%
0.1%
0.1%
0.1%
0.1%
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
150,000

0.2%
0.1%
0.1%
0.1%
0.1%
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
160,000

0.2%
0.0%
0.1%
0.1%
0.1%
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
170,000

0.2%
0.0%
0.0%
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
180,000

0.2%
0.0%
0.0%
0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
190,000

0.2%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
200,000

0.1%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
More
0.4%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.0%
0.0%
0.0%
0.1%
Income
Balances
10,000

20,000

30,000

40,000

50,000

60,000

70,000

80,000

90,000

100,000

More
10,000

0.8%
1.2%
1.3%
1.4%
1.5%
1.3%
1.3%
1.3%
1.1%
0.9%
6.5%
20,000

0.9%
1.4%
1.5%
1.6%
1.7%
1.5%
1.4%
1.5%
1.2%
1.0%
7.3%
30,000

0.7%
1.1%
1.1%
1.3%
1.3%
1.2%
1.1%
1.2%
1.0%
0.8%
5.7%
40,000

0.5%
0.7%
0.8%
0.9%
0.9%
0.8%
0.8%
0.8%
0.7%
0.5%
3.9%
50,000

0.4%
0.6%
0.6%
0.7%
0.7%
0.6%
0.6%
0.6%
0.5%
0.4%
2.9%
60,000

0.3%
0.4%
0.5%
0.5%
0.5%
0.5%
0.5%
0.5%
0.4%
0.3%
2.3%
70,000

0.2%
0.2%
0.3%
0.3%
0.3%
0.3%
0.3%
0.3%
0.2%
0.2%
1.3%
80,000

0.1%
0.2%
0.2%
0.2%
0.2%
0.2%
0.2%
0.2%
0.2%
0.1%
0.9%
90,000

0.1%
0.1%
0.1%
0.2%
0.2%
0.1%
0.1%
0.1%
0.1%
0.1%
0.7%
100,000

0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.6%
110,000

0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.4%
120,000

0.0%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.4%
130,000

0.0%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.0%
0.3%
140,000

0.0%
0.0%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.0%
0.0%
0.3%
150,000

0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.2%
160,000

0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.2%
170,000

0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.2%
180,000

0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.1%
190,000

0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.1%
200,000

0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.1%
More
0.0%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.1%
0.4%
* Income amounts based on 2013 Census data by education level for college graduates and those with some college but no degree
Income

© 2015 Navient Solutions, Inc. All rights reserved. 39 Prepayments

% of Active Repayment
Mar-09
Oct-09
May-10
Dec-10
Jul-11
Feb-12
Sep-12
Apr-13
Nov-13
Jun-14
Jan-15

% of Active Repayment
Mar-09
Oct-09
May-10
Dec-10
Jul-11
Feb-12
Sep-12
Apr-13
Nov-13
Jun-14
Jan-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Consolidation Refinancing: Securitized Portfolio
•
Securitization
trust
consolidation
refinancing
activity
has
increased
within
the
last
18
months
•
In 2012, the availability of the Special Direction Consolidation Loan program drove significant refinancing activity
•
This data consists of Navient-serviced
FFELP
loans
that
are
owned by securitization trusts
* Securitized Non-Consolidation population includes transactions with both Stafford and Consolidation loan volume.
0%
5%
10%
15%
20%
25%
30%
Collection Period End Date
CPR Attributable to Consolidation Refinancing,
Non-Consolidation Loan Trusts
by Trust Vintage
0%
5%
10%
15%
20%
25%
30%
Collection Period End Date
CPR Attributable to Reconsolidation,
Consolidation Loan Trusts
by Trust Vintage
2003
2004
2005
2006
2007
2009
2011
2012
2014

CDR, % of Repayment
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15

Voluntary CPR, % of Repayment
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Prepayment Components:
Securitized Non-Consolidation Loans
•
The Constant Prepayment rate equals the annualized amount by which actual pool amortization exceeds expected pool amortization, as a percent of loans in repayment
•
The Constant Default Rate is the portion of the Constant Prepayment Rate related to defaults
•
Voluntary prepayments have increased, while defaults have declined
•
This
data
consists
of
Navient-serviced
FFELP
loans
that
are
owned
by
securitization
trusts
* Excludes optional servicer purchased amounts.
** Securitized Non-Consolidation population includes transactions with both Stafford and Consolidation loan volume.
0%
5%
10%
15%
20%
25%
30%
-5%
0%
5%
10%
15%
20%
25%
30%
2004
2005
2006
2007
2008
2010
2012
2013
2014
Non-Consolidation Loan Trust
Voluntary Constant Prepayment Rates*
Non-Consolidation Loan Trust
Constant Default Rates
Collection Period End Date
Collection Period End Date

CDR, % of Repayment
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15

Voluntary CPR, % of Repayment
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Mar-12
Sep-12
Mar-13
Sep-13
Mar-14
Sep-14
Mar-15

NAVIENT

© 2015 Navient Solutions, Inc. All rights reserved.

Prepayment Components:
Securitized Consolidation Loans
•
The Constant Prepayment rate equals the annualized amount by which actual pool amortization exceeds expected pool amortization, as a percent of loans in repayment
•
The Constant Default Rate is the portion of the Constant Prepayment Rate related to defaults
•
Voluntary prepayments have increased, while defaults have declined
•
This
data
consists
of
Navient-serviced
FFELP
loans
that
are
owned
by
securitization
trusts
0%
2%
4%
6%
8%
10%
12%
Collection Period End Date
Consolidation Loan Trust
Constant Default Rates
0%
2%
4%
6%
8%
10%
12%
Collection Period End Date
Consolidation Loan Trust
Voluntary Constant Prepayment Rates
2003
2004
2005
2006
2007
2009
2012
2014

© 2015 Navient Solutions, Inc. All rights reserved. 43 Additional Considerations

© 2015 Navient Solutions, Inc. All rights reserved.

Structural Limits on Portfolio Extension:
Stafford Loan Program
Hardship
Deferment
Forb
IBR
Rpmt
Option
Longest Date
(ex Forgiveness)
Forgiveness
Date
End Date
None
None
None
Extended Term
11/1/2040
n/a
11/1/2040
36 Months
60 Months
None
Extended
Term
11/1/2048
n/a
11/1/2048
None
None
PFH
Perm Std
Term
**
7/1/2034
7/1/2034
36 Months
60 Months
PFH
Perm
Std
Term
**
7/1/2039
7/1/2039
None
None
PFH
Exp
Std
w/ Term Ext
11/1/2040
n/a
11/1/2040
36 Months
60 Months
PFH
Exp
Std
w/ Term Ext
11/1/2048
n/a
11/1/2048
Stafford Loan Final Payoff Dates Given Repayment Program Usage
•
Loan forgiveness, policy limits on hardship deferment and forbearance, and portfolio performance dynamics mean that every status has an end point
•
Additional considerations:
-
The usage of school deferment is not limited under the FFELP, but is low and declining
•
About 5.4% of securitized FFELP
loans are currently using school deferment
•
Usage of school deferment has declined by 10% over the past year and is down to about half the peak levels experienced at the end of 2006
-
The
dates
denoted
with
**
depend
on
the
duration
of
the
PFH
period
and
the
number
of
terms
required
to
amortize
the loans based on the standard payment, but in no case will be longer than the forgiveness period
-
Loans that entered repayment after 2009 may have additional time before the forgiveness dates in 2034 (without forbearance) or 2039 (with forbearance); 99% of Stafford loans will have entered repayment by the end of 2015

© 2015 Navient Solutions, Inc. All rights reserved.

Structural Limits on Portfolio Extension:
Consolidation Loan Portfolio
Hardship
Deferment
Forb
IBR
Rpmt
Option
Longest Date
(ex Forgiveness)
Forgiveness
Date
End Date
None
None
None
Max Term (360 months)
1/1/2038
n/a
1/1/2038
36 Months
60 Months
None
Max Term (360 months)
1/1/2046
n/a
1/1/2046
None
None
PFH
Perm Std
Term
**
++
++
36 Months
60 Months
PFH
Perm
Std
Term
**
++
++
None
None
PFH
Exp
Std
w/ Max Term
1/1/2038
n/a
1/1/2038
36 Months
60 Months
PFH
Exp
Std
w/ Max Term
1/1/2046
n/a
1/1/2046
Consolidation Loan Final Payoff Dates Given Repayment Program Usage
•
Additional considerations:
-
The usage of school deferment is not limited under the FFELP, but is low and declining
-
The dates
denoted
with
**
depend
on
the
duration
of
the
PFH
period
and
the
number
of
terms
required
to
amortize
the
loans
based
on the standard payment, but in no case will be longer than the forgiveness period
-
The
dates
denoted
with
++
depend
on
the
enrollment
date
into
PFH
(or
economic
hardship
deferment)
for
Consolidation
loans
with
original terms longer than 120 months
•
For loans with longer terms, only payments after the enrollment/deferment date will count towards forgiveness
•
We believe that the step up to Permanent Standard may cause many Consolidation borrowers to opt for Expedited Standard repayment, or, if their remaining terms under Expedited Standard are low, they may be at risk for default
•
Further, income and amortization trends mitigate against significant IBR usage among deeply seasoned loans
-
If loans are amortizing, it is likely that their balances are affordable under their income as borrowers age and the loans season
-
If the loans
are
not
amortizing
through
deferment
or
forbearance,
they
are
likely
to
use
IBR
in
the
near
term;
if
they
have
not
used it by later in the loans’ repayment life, borrowers are most likely ineligible or unlikely to enroll
•
Loan forgiveness, policy limits on hardship deferment and forbearance, and portfolio performance dynamics mean that every status has an end point